1613546953.2 Exhibit 99.1 Internal Stock Code: 688082 Short Name: ACMSH ACM Research (Shanghai), Inc. Records of Investor Relations Activity No.: 2026-04 Type of investor relation activities √Specific target research □Analyst meeting □Media interview □Earnings Conference Call □Press conference □Roadshow √On-site visit √Others Date June 16, 2026 Venue No. 388 Xinyuan South Road, Pudong New Area, Shanghai Representatives of the listed company Chairman: HUI WANG Director & General Manager: JIAN WANG Deputy General Manager: FUPING CHEN Chief Financial Officer: LISA YI LU FENG Board Secretary: MINGZHU LUO Summary of investor relations activity I. Q&A 1. Q: How is ACM Shanghai’s order intake this year? What are the growth trends and key drivers? A: As previously disclosed in the May 19 investor record, newly signed orders increased by 65% year-over-year in the first quarter of 2026, providing strong support for our revenue growth outlook. As part of our regular disclosure practice, we expect to provide an update on our order backlog at the end of September.Based on current order trends, business momentum and other operating factors, we continue to maintain our full-year 2026 revenue guidance in the range of RMB 8.20 billion to RMB 8.80 billion.

1613546953.2 Exhibit 99.1 Internal 2. Q: How are orders trending across ACM Shanghai’s major product lines? A: In cleaning, our high- and medium-temperature sulfuric acid cleaning technologies have achieved industry-leading performance and helped customers improve manufacturing yields. We continue to see strong demand for these systems from both domestic and overseas customers, and expect to deliver more than 20 low-, medium- and high-temperature sulfuric acid cleaning systems to multiple customers in 2026. We also expect strong growth in our electroplating business. Electroplating systems represented approximately 30% of newly signed orders year-to-date in 2026. 3. Q: What do you see as the growth ceiling for China’s domestic semiconductor equipment industry? Will growth be driven by advanced packaging capacity expansion or opportunities in overseas markets? How do you view the outlook for front-end and back-end equipment? A: Looking ahead, we believe both the memory and logic sectors will remain in an expansion cycle. We remain optimistic about the industry's long-term growth prospects and continue to view China’s semiconductor market favorably. With respect to front-end and back- end equipment, the back-end equipment market remains much smaller than the front-end market. However, it is growing at a faster pace. 4. Q: ACM Shanghai has indicated that the Lingang mini-line has significantly accelerated equipment R&D. Could you elaborate on the actual results achieved since the line became operational? A: The construction of the Lingang mini-line, one of the projects

1613546953.2 Exhibit 99.1 Internal funded through ACM Shanghai’s private placement proceeds, has made great progress. The facility is a fully integrated experimental R&D production line operating in a Class 100 cleanroom environment. It integrates our proprietary equipment with third-party process and metrology tools, enabling process validation and joint development under conditions that closely resemble customers’ actual production environments. The benefits of the Lingang mini-line extend beyond improved R&D efficiency. More importantly, it has changed the way we develop and qualify new products. In the past, new equipment typically had to be installed directly at customer sites and undergo lengthy validation and process-tuning cycles. Today, ACM Shanghai can first conduct process validation and parameter optimization on the Lingang mini-line based on specific customer requirements. Pre-validation for customer-specific process requirements can be completed before shipment, and the equipment is then delivered to the customer for final validation after the relevant process requirements have been met, significantly shortening customer qualification cycles. The in-house process line supports process validation across our full product portfolio, including cleaning, electroplating, coating/developing, furnace, and PECVD equipment. It helps reduce outsourced testing costs while enabling simulation of various process conditions, supporting improvements in equipment stability and particle-control performance. It also supports joint development of next-generation process technologies with customers. This model has already delivered positive results. Our first PECVD SiCN system, shipped in April, completed process pre-validation at the Lingang facility before shipment and proceeded directly to the customer’s final qualification stage, greatly shortening the validation cycle. In

1613546953.2 Exhibit 99.1 Internal addition, our high-temperature single-wafer SPM product underwent several months of joint testing and process parameter optimization with major customers at the Lingang facility. After successfully demonstrating 15-nanometer particle-control performance, the product secured volume orders from multiple customers. These examples demonstrate the strategic value of the Lingang mini-line in accelerating new-product development, process validation and customer adoption. 5. Q: What is the potential market size for electroplating equipment in China? A: Over the long term, the large-scale adoption of 3D packaging technologies is expected to drive substantial demand for electroplating equipment. Leading outsourced semiconductor assembly and test (OSAT) companies could ultimately purchase hundreds of systems through future procurement programs. While the timing of such deployments remains uncertain, long-term demand visibility remains strong. In addition, leading wafer foundries in Taiwan purchase more than 100 electroplating systems annually, indicating significant market potential for the industry. China’s domestic market is still at an early stage of development and has considerable growth potential. We also expect strong growth in our electroplating business this year. 6. Q: How are margins performing for ACM Shanghai’s electroplating equipment business? A: Our Ultra ECP horizontal panel-level electroplating system is a world-first product that incorporates an innovative horizontal panel electroplating architecture protected by patent applications. The

1613546953.2 Exhibit 99.1 Internal technology enables the square electric field and square substrate to rotate synchronously, providing improved control of plating uniformity. In addition, the system helps control contamination between process tanks during substrate transfer, significantly reducing the risk of chemical cross-contamination among different metal plating baths. Given the system’s technical complexity and differentiated positioning in the market, it has strong gross margins. 7. Q: What is the current development status of ACM Shanghai’s PECVD equipment? A: In April, we shipped our first PECVD SiCN system. The system met all required process-performance targets through validation at our Lingang facility and has since been delivered to a customer for final qualification. The platform incorporates three process stations within a single reaction chamber (patent application pending) and utilizes a rotational deposition approach, with each station depositing one-third of the total film thickness. This design enables more precise control over interface-layer formation, gas-flow management and film uniformity. In addition, our proprietary “one station, one RF source” control software enables independent plasma control at each process station through a dedicated RF system, substantially improving process stability and consistency. The system is designed to support PECVD SiCN processes used in back-end metal interconnect applications for advanced integrated-circuit manufacturing at the 55nm node and below. Application areas include copper oxidation suppression, copper diffusion barrier layers and etch-stop layers. 8. Q: Could you provide more details regarding order activity for the furnace and PECVD product lines?

1613546953.2 Exhibit 99.1 Internal A: We continue to advance R&D efforts across LPCVD and ALD furnace product lines and have achieved several technological breakthroughs. In furnace, we have secured repeat orders from certain customers. In addition, we have developed a high-temperature Ultra Fn vertical furnace system. Featuring our proprietary vertical-furnace architecture, the system offers processing temperatures of up to 1,250°C and is designed for high-end IGBT applications. Market response has been positive. For ALD, we have developed a range of proprietary technologies protected by global intellectual property rights. Through differentiated process innovations, we continue to address diverse customer requirements. With respect to PECVD, we are currently engaged in discussions with two customers. 9. Q: What progress have you made in Taiwan market for panel- level packaging equipment? A: Our key “world’s-first” panel-level advanced-packaging products currently include Ultra ECP ap-p panel-level electroplating system, Ultra C vac-p panel-level vacuum flux cleaning, and Ultra C bev-p panel-level edge-etching system. The Ultra ECP ap-p system incorporates a patented horizontal panel-level electroplating architecture that enables synchronous rotation of the square electric field and the panel, providing superior plating uniformity. It also helps control contamination between process tanks during panel transfer, significantly reducing the risk of chemical cross-contamination among different metal plating baths. The Ultra C vac-p system utilizes negative-pressure technology to remove flux residues from micro- bumps, allowing cleaning chemicals to reach narrow gaps and improving cleaning efficiency. The equipment has already entered volume production at customer sites. The Ultra C bev-p system

1613546953.2 Exhibit 99.1 Internal employs a wet-etch process specifically designed for edge etching and copper-residue removal and plays a critical role in fan-out panel-level packaging applications. We will continue to promote the adoption of these products in mainland China, Taiwan, Singapore and South Korea. And we intend to capitalize on the growth of the panel-level packaging market and expand our panel-level wet-process equipment offerings. 10. Q: What concrete progress have you achieved with coating and developing (Track) equipment? A: We have been investing in front-end coating and developing technology for many years. For Track, we are advancing products for both the KrF and ArF technology nodes, which are core components of our Track product portfolio. Following five years of dedicated R&D, we launched our first high-throughput (300 WPH) front-end KrF coating and developing Track system, the Ultra LITH KrF, in the third quarter of 2025. The product features high throughput, advanced temperature-control technology, and real-time process-control and monitoring capabilities. It further expands our lithography-related applications and reflects our continued expansion into new product categories. The system was successfully delivered to a leading Chinese logic wafer manufacturer in September 2025. Integration with a lithography scanner is expected in July 2026, with full production-process qualification expected to be completed by year- end. In addition, given the functional similarities between KrF and ArF immersion (ArF-i) platforms, we expect to accelerate the development and production of ArF-i systems and look forward to further collaboration with customers.

1613546953.2 Exhibit 99.1 Internal 11. Q: What is your long-term revenue target for overseas markets? A: Our long-term revenue target is USD 4 billion, including USD 1.6 billion from overseas markets and USD 2.4 billion from mainland China. 12. Q: Could you provide an update on your South Korea team and future overseas capacity plans? A: We continue to advance overseas business development, and operations in South Korea are well established. In addition to South Korea, we are actively exploring further opportunities across Southeast Asia, including Singapore, Malaysia, Vietnam and Thailand. 13. Q: After Plant B becomes operational, what will your Lingang production capacity look like? A: Our existing Plant A is currently operating close to full capacity. Renovation of Plant B is scheduled to begin in the second half of this year, with partial production lines targeted to become operational in the fourth quarter. Once both Plants A and B are fully operational, the combined annual output value is expected to reach approximately RMB 20 billion. The commissioning of Plant B will further support future growth. 14. Q: Looking at the long-term trend of rising semiconductor component prices, what is ACM Shanghai’s current inventory situation? A: We have been closely monitoring price fluctuations in the semiconductor components market and have implemented a range of

1613546953.2 Exhibit 99.1 Internal measures to mitigate the impact of such fluctuations. These measures include increasing the use of domestically sourced components, diversifying supply channels and building inventory reserves. Through these initiatives, we seek to reduce the impact of market price volatility on operations. In recent years, we have also made significant progress in the localization of key components. All non- standard components have now been fully localized. In addition, we have achieved important breakthroughs in the localization of certain critical standard components, including magnetic-drive pumps, heaters and filters. To further advance component localization efforts, since 2025 we have designed and assembled two systems for front- end semiconductor manufacturing and advanced packaging applications using entirely domestically sourced components. (It should be noted that these systems are internal test platforms intended solely to evaluate component performance.) We plan to conduct component testing and validation in our Lingang cleanroom facility and gradually incorporate qualified components into production equipment following successful validation.

1613546953.2 Internal Encl.: List of Participants Anatole Investment Arrowpoint Balyasny Asset Management CloudAlpha CPE Goldstream Capital Greenwoods IDG Capital Oasis WFM Asia Aijian Securities Co., Ltd. PKU Founder Life Insurance Co., Ltd. Beijing Fuhong Rongchen Private Fund Management Co., Ltd. Beijing Taizhi Investment Co., Ltd. Beijing Longrising Asset Management Co., Ltd. Biren Investment Borui Capital Bosera Funds Management Co., Ltd. Caitong Fund Management Co., Ltd. Caixin Fund Management Co., Ltd. Changzhou Financial Investment Group Co., Ltd. Chengluo (Shanghai) Investment Management Center (L.P.) First Shanghai Investments Ltd. Dingsen Group Co., Ltd. Orient Securities Co., Ltd. Soochow Life Insurance Co., Ltd. Founder Securities Co., Ltd. Fosun Health Fuanda Fund Management Co., Ltd. Fullgoal Fund Management Co., Ltd. Hillhouse Group Guangzhou Xinsheng Investment Co., Ltd. Sealand Securities Co., Ltd. Guolian Minsheng Securities Co., Ltd. Guotai Haitong Securities Co., Ltd. Guotai Haitong Institute of Policy and Industry Research GT Fund Management Co., Ltd. Conch (Shanghai) Private Fund Management Co., Ltd. Hangzhou Jihai Investment Co., Ltd. Hangzhou Yichen Private Fund Management Co., Ltd. Hangzhou Zhangbuting Enterprise Management Consulting Co., Ltd. Suzhou Hongfanghong Investment Management Co., Ltd.

1613546953.2 Internal Cathay Fortune Capital Equity Investment Co., Ltd. Hua Chuang Asset Management Huafu Securities Co., Ltd. Hualu Investment Development Co., Ltd. Huaneng Guicheng Trust Co., Ltd. Huashu Digital Technology (Zhejiang) Equity Investment Co., Ltd. Huatai-PB Fund Management Co., Ltd. Huatai Securities Co., Ltd. Huatai Asset Management Co., Ltd. China Asset Management Co., Ltd. Huaxing Securities (China) Co., Ltd. Huiteng Investment Horizon Asset Management Co., Ltd. HSBC Jintrust Fund Management Co., Ltd. Value Partners Group Harvest Fund Management Co., Ltd. CCB Life Asset Management Co., Ltd. Jiangsu Addor Capital Management Co., Ltd. JF SmartInvest Holdings Ltd. Orchid Asia Minsheng Royal Fund Management Co., Ltd. JPMorgan Chase & Co. Southern Asset Management Co., Ltd. Nanjing Xiangyunhe Investment Management Co., Ltd. Nanjing Securities Co., Ltd. Ningbo Heji Investment Penghua Fund Management Co., Ltd. UBS Group AG Xiamen International Bank, Shanghai Branch Shanxi Securities Co., Ltd. Shanghai Daoren Asset Management Co., Ltd. Shanghai Daozitian Asset Management Co., Ltd. Shanghai State-owned Capital Innovation Industry Research Institute Shanghai State-owned Capital Investment Co., Ltd. Shanghai Hexi Private Fund Management Co., Ltd. Shanghai Greenwoods Asset Management Co. Ltd Shanghai Langcheng Investment Management Co., Ltd. Shanghai Liangze Investment Management Co., Ltd. Shanghai Lingze Private Fund Management Co., Ltd. Shanghai Ming Investment Management Co., Ltd. Shanghai Rongjiang Investment Management Co., Ltd. Shanghai Sunking Investment Management Co., Ltd. Shanghai Shangqi Investment Management Partnership Shanghai INNO-Chip Investment Management Co., Ltd.

1613546953.2 Internal Shanghai Xiaoxi Investment Management Co., Ltd. Shanghai Yubing Investment Management Co., Ltd. Shanghai Yuanhai Private Fund Management Co., Ltd. Shanghai Zhaoshun Private Fund Management Co., Ltd. Shanghai Securities Communication Investment Information Technology Co., Ltd. Shanghai Securities Co., Ltd. Shanghai Zi Galaxy Investment Management Co., Ltd. Shenwan Hongyuan Securities Co., Ltd. Shenzhen Qianhai Shangshan Asset Management Co., Ltd. Shenzhen Xiezhong Investment Management Co., Ltd. CPIC Asset Management Co., Ltd. Taiping Fund Management Co., Ltd. Tianfeng Securities Co., Ltd. Tianrui Wanhe (Shanghai) Private Fund Management Co., Ltd. Tianyanlun Group Weixing Capital Western Leadbank FMC Western Securities Co., Ltd. Southwest Securities Co., Ltd. New China Asset Management Co., Ltd. Xinyuan Asset Management Co., Ltd. Cinda Fund Management Co., Ltd. Cithara Investment Aegon-Industrial Fund Management Co., Ltd. Yixing Industrial Valley Industry Fund Partnership MaxWealth Fund Management Co., Ltd. Yuanxin (Zhuhai) Private Fund Management Co., Ltd. Yunnan International Trust Co., Ltd. Ze’an Private Fund Management (Sanya) Partnership (L.P.) Changjiang Securities Co., Ltd. Chang Xin Asset Management Co., Ltd. China Merchants Fund Management Co., Ltd. China Merchants Securities Co., Ltd. Zhejiang Jisheng Asset Management Co., Ltd. Zhejiang Zheshang Securities Asset Management Co., Ltd. Zheshang Securities Co., Ltd. Zhongcai Merchants Investment Group Commercial Factoring Co., Ltd. CETC Investment Holdings Co., Ltd. Zhonggeng Fund Management Co., Ltd. Semiconductor Equipment Branch, China Electronic Production Equipment Industry Association China Guanghui Investment Holding Company China International Capital Corporation Limited Zhonghai Fund Management Co., Ltd.

1613546953.2 Internal Zhongtai Securities Co., Ltd. CITIC Securities Co., Ltd. CSCI Pengyuan Credit Rating Co., Ltd. Individual Investors * * * The following information is provided in connection with the furnishing of the above Record of June 2026 Investor Relation Activity of ACM Research (Shanghai), Inc. (“ACMSH”) (the “Record”) pursuant to the Current Report on Form 8-K reporting requirements of ACM Research, Inc.: Forward-Looking Statements Information presented in the Record includes forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in the Record that do not relate to matters of historical fact should be considered forward-looking statements. Forward-looking statements are based on ACMSH management’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to, the following: anticipated customer orders or identified market opportunities may not grow or develop as anticipated; customer orders already received may be postponed or canceled; ACMSH may be unable to obtain the qualification and acceptance of its delivered tools when anticipated or at all, which would delay or preclude ACMSH’s recognition of revenue from the sale of those tools; suppliers may not be able to meet ACMSH’s demands on a timely basis; ACMSH’s technologies and tools may not gain market acceptance; ACMSH may be unable to compete effectively by, among other things, enhancing its existing tools, adding additional production capacity and engaging additional major customers; ACMSH may incur significant expenses long before it can recognize revenue from new products, if at all, due to the costs and length of research, development, manufacturing and customer evaluation process cycles; volatile global economic, market, industry and other conditions could result in sharply lower demand for products containing semiconductors and for ACMSH’s products and in disruption of capital and credit markets; ACMSH’s failure to successfully manage its operations, including its inability to hire, train, integrate and manage additional qualified engineers for research and development activities; and trade regulations, including those recently published by the U.S. Department of Commerce imposing certain restrictions on equipment shipments and business practices with China-based semiconductor manufacturers, currency fluctuations, political instability and war, all of which may materially adversely affect ACMSH due to its substantial non-U.S. customer and supplier base and its substantial non-U.S. manufacturing operations. A further description of these risks, uncertainties and other

1613546953.2 Internal matters can be found in filings ACM Research, Inc. makes with the U.S. Securities and Exchange Commission. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by ACMSH. ACMSH undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.